EXHIBIT 31

                                  CERTIFICATION

I, Robert Rosner, certify that:

1.    I  have   reviewed   this  interim  report  on  Form  10-Q  of  Wataire International, Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.     I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

      a.

designed  such  disclosure  controls and  procedures,  or caused such disclosure   controls  and   procedures  to  be  designed  under  our supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b.   designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial statements  for  external   purposes  in  accordance  with  generally accepted accounting principles;

c.

evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;  and

d.

disclosed  in this  report any change in the  registrant's internal control  over   financial   reporting   that   occurred   during the registrant's  most recent  fiscal  quarter (the  small business issuer's  fourth quarter  in  the  case  of an  annual  report) that  has  materially affected,   or  is  reasonably  likely  to  materially      affect,  the registrant's internal control over financial reporting.

5.     I have disclosed, based on my most recent evaluation of internal control over financial reporting to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

      a.

all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

      b.   any fraud, whether or not material, that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting;

Date:  November 18, 2008

                                   By: /s/  Robert Rosner

                                   -------------------------------

                                   Robert Rosner,

                                   Chief Executive Officer